April 11, 1997


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington D.C.  20549


Re:  Britton & Koontz Capital Corporation
     Current Report on Form 8-K
     Commission File No.0-22606


Ladies and Gentlemen:


     Pursuant to rules and regulations adopted under the securities Exchange Act of 1934, as amended (the "Act"), transmitted hereby for filing on behalf of Britton & Koontz Capital Corporation (the
"Company"), is a Current Report on Form 8-K.

     Please call the undersigned at (601)445-5576 if you have any questions concerning this filing.




                              Very truly yours,




                              /s/ WILLIAM M. SALTERS
                              William M. Salters
                              Vice President/Controller



Enclosure

cc:  W. Page Ogden
     Bazile R. Lanneau
     Gary Meringer

                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT




                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934





                         Date of Report:  April 11, 1997





                      BRITTON & KOONTZ CAPITAL CORPORATION
               (Exact name of issuer as specified in its charter)





                                                              64-0665423
       Mississippi                 0-22606                   (IRS Employer
(State of Incorporation)    Commission File Number        Identification No.)





                  500 Main Street, Natchez, Mississippi  39120
                    (Address of principal executive offices)





                            Telephone:  (601)445-5576

                      BRITTON & KOONTZ CAPITAL CORPORATION
                                 AND SUBSIDIARY


                                      INDEX









Item 5.  Other Events.

            The contents of Exhibit 20 to this Form 8-K are hereby incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

      (c)   Exhibits.

            20    Other Documents or Statements to Security Holders.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                               BRITTON & KOONTZ CAPITAL CORPORATION




April 11, 1997                 /s/ W. Page Ogden
                               W. Page Ogden
                               President and Chief Executive
                               Officer

                                 Exhibits Index






Exhibit
Number          Item



20              Other Documents or Statements to Security Holders


                Press Release Dated April 11, 1997

                                   Exhibit 20



Britton & Koontz Capital Corporation



500 Main Street
P O Box 1407
Natchez, MS  39121


601-445-5576
601-445-2488  Fax
http://www.bkbank.com
corporate@bkbank.com


      FOR IMMEDIATE RELEASE:         FOR MORE INFORMATION:
      April 11, 1997                 W. Page Ogden, President & CEO
      for ticker BKBK                Bazile R. Lanneau, Jr., Vice President



BRITTON & KOONTZ CAPITAL CORPORATION ANNOUNCES THE INCREASE IN THE COMPANY'S AUTHORIZED CAPITAL STOCK AND A 4:1 STOCK SPLIT



      Natchez, Mississippi (April 11, 1997) Britton & Koontz Capital Corporation (Nasdaq/Symbol BKBK) today announced that shareholders approved at the annual meeting held April 10, 1997, the increase in the Company's authorized capital stock from 3,000,000 to 12,000,000 shares.

      In addition, shareholders approved a 4:1 stock split to be effective for shareholders of record as of the close of business on April 25, 1997.

      Britton & Koontz Capital Corporation, headquartered in Natchez, Mississippi, is the parent company of Britton & Koontz First National Bank which operates three full service offices in Natchez. As of December 31, 1996, the Company reported assets of $151.3 million and equity of $16.5 million.